EXHIBIT 10.17 (a)

THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS THIRD AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT is made as of the 28th day of September, 2001 (this "Agreement"), by and between CROWN AMERICAN REALTY TRUST, a Maryland real estate investment trust (the "Company"), and NBOC BANK, a division of First Commonwealth Bank, successor in interest to National Bank of the Commonwealth (the "Bank").

W I T N E S S E T H:

WHEREAS, Crown Investments Trust, a Delaware business trust ("CIT"), and the Bank have entered into a Revolving Credit Agreement, dated as of March 10, 1995 (the "Revolving Credit Agreement"), as amended from time to time thereafter, and concurrently herewith are entering into a Fifth Amendment to Revolving Credit Agreement (such Revolving Credit Agreement, as previously amended and as further amended by such Fifth Amendment, being referred to herein as the "Credit Agreement"); and

WHEREAS, the obligations of CIT to the Bank under the Credit Agreement are secured by the pledge of 2,850,671 Common Shares of Beneficial Interest of the Company pursuant to that certain Fourth Amendment to Security and Pledge Agreement dated as of August 29, 2000, as amended from time to time thereafter (as so amended, the "Pledge Agreement"); and

WHEREAS, as further security for the obligations of CIT under the Credit Agreement and increasing the maximum amount available under the Credit Agreement from $15,000,000 to $22,000,000, CIT has agreed to pledge to the Bank 2,000,000 common partnership units (the "Partnership Units") of Crown American Properties, L.P., a Delaware limited partnership ("CAP"); and

WHEREAS, pursuant to the previous fourth amendment to the Credit Agreement, Crown American Investment Company, a Delaware corporation ("CAIC") pledged to the Bank 432,398 Partnership Units; and

WHEREAS, concurrently herewith, CIT, CAIC, and the Bank are entering into a Second Amendment to Assignment and Security Agreement (the "Assignment and Security Agreement") pursuant to which CIT pledged the foregoing 2,000,000 Partnership Units to the Bank, and CAIC acknowledged and reaffirmed its previous pledge of 432,398 Partnership Units; and

WHEREAS, the Company, CAP, CIT, CAIC, and the Bank are entering into an Second Amended and Restated Exchange Agreement dated as of the date hereof (the "Exchange Agreement") pursuant to which the Company has agreed, on the terms and conditions set forth therein, to exchange the Partnership Units for additional Common Shares of Beneficial Interest.

NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

1. Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

"Business Day" means any day on which the New York Stock Exchange is open for trading.

"Eligible Shares" means all but not less than all of the Shares pledged to the Bank under the Pledge Agreement, including any shares issued by the Company to the Bank pursuant to the Exchange Agreement. As to any proposed offer or sale of Eligible Shares, such securities shall cease to be Eligible Shares when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement.

"Event of Default" has the meaning given to such term in the Credit Agreement.

"Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement but shall not include underwriting discounts or commissions attributable to Eligible Shares, transfer taxes applicable to Eligible Shares or fees and expenses of counsel to the Bank.

"SEC" means the Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, all as the same shall be in effect at the relevant time.

"Pledge Agreement" has the meaning set forth in the recitals to this Agreement.

2. Registration Rights.

2.01 Demand Registration Rights. At any time after the occurrence and continuance of an Event of Default beyond any applicable grace period provided therefor, the Bank shall have the right, on one occasion chosen by the Bank in its discretion, to require the Company to register all, but not less than all, of the Eligible Shares held by it (the "Demand Registration Right"). As promptly as practicable, and in no event later than 60 days after the Company receives a Demand Registration Request (as defined herein) from the Bank, the Company shall file and use its reasonable best efforts to cause to be declared effective a registration statement with the SEC providing for the registration of all Shares which the Bank has directed in the Demand Registration Request. A "Demand Registration Request" means a written notice from the Bank directing the Company to register the Bank's Eligible Shares pursuant to this Section 2.01 and specifying the intended method or methods of disposition of such Eligible Shares.

2.02 Payment of Registration Expenses. With respect to any registration directed pursuant to this Agreement, the Company shall pay all Registration Expenses.

3. Registration Procedures.

3.01 Registration and Qualification. In connection with the Company's obligations with respect to the registration of Eligible Shares pursuant to this Agreement and in accordance with the intended method or methods of distribution thereof, the Company shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, at or before the time required by applicable laws and regulations) take such action as may reasonably and customarily be required in order to effect the registration and sale of the Eligible Shares under the Securities Act, including:

(a) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act, which form shall be available for the sale of the respective Eligible Shares in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause such registration statements to become effective as soon as possible after the filing thereof;

(b) prepare and file with the SEC such amendments and post-effective amendments to such registration statement and supplements to the related prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Eligible Shares until the earlier of such time as all of such Eligible Shares have been disposed of in accordance with the intended methods of disposition by the Bank set forth in such registration statement or the expiration of 90 days after such registration statement becomes effective;

(c) notify the Bank, the sales or placement agent or agents, if any, for the Eligible Shares and the managing underwriter or underwriters, if any, thereof, after becoming aware thereof, (i) when any registration statement or a prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the registration statement or related prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Eligible Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose, or (v) the happening of any event which makes any statement in the relevant registration statement or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in such registration statement or post-effective amendment thereto or prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading;

(d) register or qualify all Eligible Shares covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Bank or any underwriter of such Eligible Shares shall reasonably request, and do any and all other acts and things which may be reasonably requested by the Bank or any underwriter to consummate the disposition of the Eligible Shares in such jurisdictions covered by such registration statement; provided, however, the Company shall not be required to (i) qualify generally to do business in any jurisdiction wherein it is not so qualified, (ii) subject itself to taxation in any jurisdiction where it is not then subject to taxation, (iii) consent to general service of process in any jurisdiction where it is not then subject to service of process, provided that the Company shall execute consents to service of process in the forms customarily requested in connection with registration or qualification of securities under state securities or blue sky laws, or (iv) make any changes to its declaration of trust or bylaws or enter into any undertakings with respect to its corporate affairs other than undertakings customarily given in connection with qualifications of securities for sale which do not restrict the conduct of its business;

(e) use its best efforts to list the Eligible Shares on each national securities exchange on which the Company's Common Shares of Beneficial Interest are then listed, if the listing of such securities is then permitted under the rules of such exchange;

(f) upon written notice from the Bank that it intends to offer and sell the Eligible Shares, enter into such agreements (including, if the offering is an underwritten offering, an underwriting agreement) as are customary in transactions of that type and take such other actions that are reasonably required in connection therewith in order to expedite or facilitate the disposition of such Eligible Shares; and

(g) comply with all applicable rules and regulations of the SEC.

3.02 Information Provided to Company by Bank. The Bank shall furnish to the Company in writing such information regarding the Bank and its intended method of distribution of the Eligible Shares as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order for the Company to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Eligible Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. The Bank shall notify the Company as promptly as practicable of any inaccuracy or change in information previously furnished by the Bank to the Company or of the occurrence of any event, in either case as a result of which any prospectus relating to the Eligible Shares contains or would contain an untrue statement of a material fact regarding the Bank or its intended method of distribution of such Eligible Shares or omits to state any material fact regarding the Bank or its intended method of distribution of such Eligible Shares required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Bank or the distribution of the Eligible Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4. Indemnification and Contribution.

4.01 Indemnification by the Company. The Company shall, and it hereby agrees to, indemnify and hold harmless the Bank, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of the Eligible Shares, against any losses, claims, damages or liabilities to which the Bank or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Eligible Shares were registered under the Securities Act, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company shall, and it hereby agrees to, reimburse the Bank or any such agent or underwriter for any legal or other direct, out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such action, proceeding or claim; provided, however, that the Company shall not be liable to any such person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Bank or any agent, underwriter or representative of the Bank expressly for use therein, or by the Bank's failure to furnish the Company, upon request, with the information with respect to the Bank, or any agent, underwriter or representative of the Bank, or the Bank's intended method of distribution, that is the subject of the untrue statement or omission or if the Company shall sustain the burden of proving that the Bank or such agent or underwriter sold securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if the Company had previously furnished copies thereof to the Bank or such agent or underwriter, and such prospectus corrected such true statement or alleged untrue statement or omission or alleged omission made in such registration statement.

4.02 Indemnification by the Bank. The Bank, by virtue of exercising its registration rights under this Agreement, agrees and undertakes to enter into, at the request of the Company, the customary indemnification arrangement to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 4.01), the Company, each trustee of the Company, each officer of the Company who shall sign such registration statement, each Person who participates as an underwriter in the offering or sale of such Securities, each Person if any, who controls the Company or any such underwriter within the meaning of the securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, but only to the extent that such statement or omission was made in reliance upon and in conformity with written information furnished by the Bank to the Company expressly for use in the registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of the registered securities by the Bank and the expiration of this Agreement.

4.03 Additional Indemnification by Company and Bank. Indemnification and contribution similar to that specified in Sections 4.01 and 4.02 (with appropriate modifications) shall be given by the Company and the Bank with respect to any required registration or other qualification of such Eligible Shares under any federal or state law or regulation of governmental authority other than the Securities Act.

4.04 Notice of Claims. Promptly after receipt by an indemnified party under Sections 4.01, 4.02 or 4.03 of written notice of the commencement of any action or proceeding, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by this Paragraph 4, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Sections 4.01, 4.02 or 4.03 unless the indemnifying party was prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses to it which are different from or in addition to such indemnifying party in which event the indemnified party shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining one and only one separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

4.05 Contribution. Each party hereto agrees that if, for any reason, the indemnification provisions contemplated by Sections 4.01, 4.02 or 4.03 hereof are unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefit derived by the parties shall be determined by reference to the fact that the Company entered into this Agreement to induce the Bank to engage in the transaction in which the Eligible Shares were acquired. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.05 were determined (i) by pro rata allocation (even if the Bank or any agents for, or underwriters of, the Eligible Shares, or all of them, were treated as one entity for such purpose); or (ii) by giving any weight to the fact that the Company did not receive any of the proceeds of the sale of the Eligible Shares; or (iii) by any other method of allocation which does not take account of the equitable considerations referred to in this section 4.05. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitation set forth in Section 4.04) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

4.06 Scope of Indemnification. The obligations of the Company under this Paragraph 4 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Bank and each agent and underwriter of the Eligible Shares and each person, if any, who controls the Bank and any such agent or underwriter within the meaning of the Securities Act; and the obligations of the Bank and any agents or underwriters contemplated by this Paragraph 4 shall be in addition to any liability that the Bank or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and trustee of the Company (including any person who, with his consent, is named in any registration statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Securities Act.

5. Selection of Underwriters. If any of the Eligible Shares are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by the Company.

6. Miscellaneous.

6.01 Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Bank, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of any of the provisions of this Agreement and hereby agrees to and hereby does waive the defense in any action for specific performance that a remedy at law would be adequate.

6.02 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable in any respect or for any reason, the validity, legality and unenforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Bank shall be enforceable to the fullest extent permitted by law.

6.03 Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

6.04 Notices. All notices, requests, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, if delivered personally or by courier, or three days after being deposited in the mail (registered or certified mail, postage prepaid, return receipt requested) as follows: if to the Company, to Crown American Realty Trust, Pasquerilla Plaza, Johnstown, Pennsylvania 15901, attention: Mark E. Pasquerilla, fax number (814) 535-9349, and if to the Bank, to NBOC Bank, Philadelphia & Sixth Streets, Indiana, Pennsylvania 15701, Attention: Mr. Joseph E. Dell, Jr., or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

6.05 Parties in Interest. All of the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and permitted assigns of the parties hereto; provided that neither the Company nor Bank may assign its rights or obligations hereunder to any other person or entity without the prior written consent of the other party.

6.06 Survival. The respective indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of the Bank, any director or officer of the Bank, any agent or underwriter, or any director, officer or partner thereof, or any controlling person of any of the foregoing.

6.07 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

6.08 Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

6.09 Entire Agreement: Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by the Company and the Bank, which shall be binding on all parties.

6.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

CROWN AMERICAN REALTY TRUST

By:	/s/ Terry L. Stevens
Name:	Terry L. Stevens
Title:	Chief Financial Officer

NBOC BANK, a division of First Commonwealth Bank

By:	/s/ Joseph E. Dell, Jr.
Name:	Joseph E. Dell, Jr.
Title:	Senior Vice Presidnet